1ST SECURITY BANK

FS BANCORP, INC.

# INVESTOR PRESENTATION

May 2026 –28th Annual Financial Institutions Conference


1ST SECURITY BANK

"Build a truly great place to work and bank."

-FSBW Vision Statement

# Disclosure Statement

*The information included in this presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. FS Bancorp, Inc. (the "Company") reserves the right to request the return of this presentation at any time.*

## Forward Looking Statements

*This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions. Forward looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements.*

*Factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, include but are not limited to, the following: potential adverse impacts to economic conditions in the Company's local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels; labor shortages, the effects of inflation, a potential recession or slowed economic growth; changes in the interest rate environment, including the past increases in the Federal Reserve benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect our revenues and expenses, the values of our assets and obligations, and the availability and cost of capital and liquidity; the impact of continuing high inflation and the current and future monetary policies of the Federal Reserve in response thereto; the effects of any federal government shutdown; increased competitive pressures, changes in the interest rate environment, adverse changes in the securities markets, the Company's ability to execute its plans to grow its residential construction lending, mortgage banking, and warehouse lending operations, and the geographic expansion of its indirect home improvement lending; challenges arising from expanding into new geographic markets, products, or services; secondary market conditions for loans and the Company's ability to originate loans for sale and sell loans in the secondary market; volatility in the mortgage industry; fluctuations in deposits; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; legislative and regulatory changes, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform critical processing functions for us; environmental, social and governance goals; the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business; and other factors described in the Company's latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other reports filed with or furnished to the SEC which are available on its website at www.fsbwa.com and on the SEC's website at www.sec.gov.*

*Any of the forward-looking statements that the Company makes in this presentation and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be incorrect because of the inaccurate assumptions the Company might make, because of the factors illustrated above or because of other factors that cannot be foreseen by the Company. Therefore, these factors should be considered in evaluating the forward- looking statements, and undue reliance should not be placed on such statements. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements except as required by securities laws. These risks could cause the Company's actual results for 2026 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company and could negatively affect its operating and stock performance.*

1ST SECURITY BANK

FS BANCORP, INC.

# FRANCHISE OVERVIEW

- Total Assets: $3.20 billion (at March 31, 2026)
- Headquartered: Mountlake Terrace, WA
- Branches: 29*
- Loan Production Offices: 16
- ATM Locations: 25
- Year Established: 1907 **
- Quarterly Dividend: $0.29

* Including headquarters and drive through banking in Aberdeen, WA.

** Predecessor to Anchor Bank, Aberdeen Federal Savings and Loan, established in 1907.



1ST SECURITY BANK BRANCHES
WA: Aberdeen, Capitol Hill, Crossroads Bellevue , Edmonds, Elma, Goldendale, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia Port Angeles, Port Townsend, Poulsbo, Puyallup, Sequim, Silverdale, South Hill, Westport, White Salmon
OR: Manzanita, Newport, Ontario, Tillamook, Waldport
HOME LENDING
WA: Aberdeen, Bellevue, Ellensburg, Everett, Lacey, Mill Creek, Mountlake Terrace, Olympic Peninsula, Port Orchard, Poulsbo, Puyallup, Tri-Cities, Vancouver
COMMERCIAL LENDING
WA: Bellevue, Mountlake Terrace, Tacoma
ADMINISTRATIVE CENTER
WA: Mountlake Terrace
WASHINGTON
OREGON
Seattle
Tacoma
Olympia
Portland
Spokane
Boise
5
90
82
84

# CULTURE & HISTORY

**Vision**: Build a truly great place to work and bank

**Mission**: Live our Core Values and 'WOW' each other and our customers every day

**Guiding Principles**:
- Employ smart, driven, and nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good-to-Great Lessons

- **1907** – Predecessor to Anchor Bank, founded in 1907
- **2012** – Converted to a stock savings bank on July 9, 2012
- **2016** – Four-branch acquisition in Q1 2016 resulting in $186.0M in new relationship-based deposits
- **2017** – Raised $27.6M in Capital ($25.7M net) w/secondary offering
- **2018** – Completed Anchor Bancorp acquisition on November 15, 2018
- **2023** – Seven-branch acquisition in Q1 2023 resulting in $425.5M in deposits
- **2026** – 53rd consecutive quarterly dividend of $0.29 per share

# Asset Growth Profile


PACIFIC WEST BANCORP
Whole-Bank Merger – Announced February 2026
ColumbiaBank
Branch Acquisition – February 2023
ANCHOR BANCORP
Whole-Bank Acquisition – November 2018
Bank of America
Branch Acquisition – January 2016
$828
$982
$1,622
$1,713
$2,113
$2,286
$2,633
$2,973
$3,029
$3,196
$3,204
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Q1 2026

Source: Company Documents
Note: Dollar amounts in millions


1ST SECURITY BANK
Consumer Lending
Business Lending
Home Lending
Commercial Real Estate Lending
Retail Branches and Commercial Cash Management
The Five Pillars of 1SB

# LONG-TERM STRATEGIC PLAN

- Continued expansion of our commercial business lending programs
- Originations of residential mortgage loans which are primarily sold into the secondary market through our mortgage banking platform
- Remain focused on maintaining strong asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding growth
- Offer a wide range of products and services to meet our customers' banking needs
- Expand into new markets based on current product offerings

# MISSION AND PURPOSE (MAP) TEAM

| | Name | Position | Years with 1st Security Bank | Years in Industry |
|---|---|---|---|---|
|  | Joseph Adams | *Chief Executive Officer, FS Bancorp, Inc.* | *22* | *25+* |
|  | Erin Burr | *Chief Risk Officer* | *17* | *25+* |
|  | Matthew Mullet | *President, FS Bancorp, Inc.*<br>*President and Chief Executive Officer, 1st Security Bank* | *14* | *25+* |
|  | Phil Whittington | *Chief Financial Officer* | *6* | *10+* |
|  | Kelli Nielsen | *Chief Retail Banking Officer* | *9* | *30+* |
|  | Ben Crowl | *Chief Lending Officer* | *8* | *15+* |
|  | Vickie Jarman | *Chief Human Resources Officer* | *24* | *20+* |

# MAP TEAM cont.

| | Name | Position | Years with 1st Security Bank | Years in Industry |
|---|---|---|---|---|
|  | Donn Costa | *Chief Home Lending Officer* | *14* | *30+* |
|  | Shana Allen | *Chief Information Officer* | *16* | *30+* |
|  | Robert Nesbitt | *Chief Credit Operations Officer* | *9* | *20+* |
|  | May-Ling Sowell | *Chief Compliance Officer* | *19* | *30+* |
|  | Sean McCormick | *Chief Credit Administration Officer* | *14* | *20+* |
|  | Susan Dumontet | *Director of Finance* | *4* | *25+* |

## Banks Headquartered in Snohomish County: December 31, 2008
**Total Assets $9.4B**

| Assets | Bank |
|---|---|
| $4.1B* | Frontier Bank |
| $1.6B* | Cascade Financial Corporation |
| $1.3B* | CityBank |
| $520M* | Golf Savings Bank |
| $350M* | North County Bank |
| $255M | 1st Security Bank |
| $243M | Coastal Community Bank |
| $207M* | First Heritage Bank |
| $206M* | The Bank of Washington |
| $185M* | Prime Pacific Bank |
| $149M | Pacific Crest Savings Bank |
| $133M | Mountain Pacific Bank |
| $123M | UniBank |
| $45M* | Bank of Everett |

## Banks Headquartered in Snohomish County: March 31, 2026
**Total Assets $9.5B**

| Assets | Bank |
|---|---|
| $4.7B ** | Coastal Community Bank |
| $3.2B | 1st Security Bank |
| $872M | Mountain Pacific Bank |
| $402M | UniBank |
| $328M ** | Pacific Crest Savings Bank |

*Denotes a financial institution no longer headquartered in Snohomish County
** As of December 31, 2025
Note: Dollar amount are for assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution website & S&P Capital IQ

# FIRST QUARTER 2026 HIGHLIGHTS

| | |
|---|---|
| **Financial Highlights Q1 2026** | ▪ Net Income of $7.8 million<br>▪ Total assets of $3.2 billion<br>▪ Gross portfolio loans of $2.7 billion |
| **Q1 2026 Capital** | ▪ Diluted earnings per share of $1.02<br>▪ Tangible book value per share growth of $0.96 to $40.61(1)<br>▪ Announced 53rd consecutive quarterly cash dividend of $0.29 |
| **Selected Performance Ratios** | ▪ ROAA of 0.99%<br>▪ ROAE of 10.03%<br>▪ Net Interest Margin of 4.31%<br>▪ Efficiency Ratio of 67.25% |
| **Credit Quality Ratios** | ▪ Nonperforming Assets (NPAs) as a percentage of total assets of 0.57%<br>▪ Allowance for credit losses on loans as a percentage of gross loans receivable, excluding loans held for sale of 1.22% |
| **Capital Position** | ▪ Repurchased 15,025 shares at an average price of $41.24 per share<br>▪ $3.6 million remaining under the existing share repurchase plan |

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

# TRANSACTION OVERVIEW

| | |
|---|---|
| **Structure** | ▪ Pacific West Bancorp ("PWBK") will merge into FS Bancorp, Inc. ("FSBW")<br>▪ Pacific West Bank will merge into 1st Security Bank |
| **Consideration** | ▪ 430,176 shares of FSBW common stock and $16.8 million in cash<br>▪ 51% stock consideration / 49% cash consideration for PWBK shareholders |
| **Transaction Value(1)** | ▪ $34.6 million in aggregate consideration for PWBK |
| **Transaction Multiples(1)** | ▪ Price / Tangible Book Value: 95%<br>▪ Price / 2027E Earnings: 22.1x<br>▪ Price / 2027E Earnings + Fully Realized Cost Savings: 7.8x |
| **Ownership and Board** | ▪ Pro forma ownership of 94.6% for FSBW / 5.4% for PWBK<br>▪ No changes to FSBW Board of Directors |
| **Approvals** | ▪ Subject to PWBK shareholder approvals and customary regulatory approvals<br>▪ No financing contingencies to complete the transaction |
| **Timing** | ▪ Estimated Q3 2026, pending regulatory and shareholder approval |

(1) Based on FSBW closing stock price as of 2/25/2026

1ST SECURITY BANK

FS BANCORP, INC.

# Loan Portfolio Composition and Comparison

| | FSBW | | | PWBK | | | Pro Forma[1] | | |
|---|---|---|---|---|---|---|---|---|---|
| Construction & Development | $ | 396,707 | 15% | $ | 14,428 | 5% | $ | 411,135 | 14% |
| 1-4 Family | $ | 803,265 | 30% | $ | 24,511 | 9% | $ | 827,776 | 28% |
| Multifamily | $ | 263,189 | 10% | $ | 38,496 | 14% | $ | 301,685 | 10% |
| Non-Owner Occupied CRE | $ | 196,188 | 7% | $ | 86,566 | 31% | $ | 282,754 | 10% |
| Owner-Occupied CRE | $ | 171,417 | 6% | $ | 54,984 | 20% | $ | 226,401 | 8% |
| Commercial & Industrial | $ | 218,911 | 8% | $ | 36,228 | 13% | $ | 255,139 | 9% |
| Farm & Ag. | $ | 9,068 | 0% | $ | 91 | 0% | $ | 9,159 | 0% |
| Consumer | $ | 596,881 | 22% | $ | 20,417 | 7% | $ | 617,298 | 21% |
| Other | $ | 43,239 | 2% | $ | 1,311 | 0% | $ | 44,550 | 1% |
| **Total Loans** | **$** | **2,698,865** | **100%** | **$** | **277,032** | **100%** | **$** | **2,975,897** | **100%** |

## FSBW



NOO CRE 7%
OO CRE 6%
C&I 8%
Farm & Ag. 0%
Consumer 22%
Other 2%
C&D 15%
1-4 Fam. 30%
Multi. Fam. 10%

**Yield on Loans: 7.00%**

## PWBK



OO CRE 20%
C&I 13%
Farm & Ag. 0%
Consumer 7%
Other 0%
C&D 5%
1-4 Fam. 9%
Multi. Fam. 14%
NOO CRE 31%

**Yield on Loans: 5.97%**

## Pro Forma[1]



NOO CRE 10%
OO CRE 8%
C&I 9%
Farm & Ag. 0%
Consumer 21%
Other 1%
C&D 14%
1-4 Fam. 28%
Multi. Fam. 10%

**Yield on Loans: 6.91%**

*Source: S&P Capital IQ Pro, bank-level data as of the quarter ended 12/31/2025*
*Note: All dollars in thousands*
*(1) Excludes merger adjustments*

# Deposit Portfolio Composition and Comparison

| | FSBW | | | PWBK | | | Pro Forma[1] | | |
|---|---|---|---|---|---|---|---|---|---|
| Noninterest-Bearing Demand | $ | 675,799 | 25% | $ | 78,712 | 23% | $ | 754,511 | 25% |
| NOW & Interest-Bearing Demand | $ | 335,513 | 12% | $ | 173,532 | 51% | $ | 509,045 | 17% |
| MMDA | $ | 385,636 | 14% | $ | 59,736 | 17% | $ | 445,372 | 15% |
| Savings | $ | 164,040 | 6% | $ | 4,122 | 1% | $ | 168,162 | 6% |
| CDs < $100k | $ | 512,808 | 19% | $ | 4,327 | 1% | $ | 517,135 | 17% |
| CDs > $100k | $ | 617,588 | 23% | $ | 21,900 | 6% | $ | 639,488 | 21% |
| **Total Deposits** | **$** | **2,691,384** | **100%** | **$** | **342,329** | **100%** | **$** | **3,033,713** | **100%** |
| Non-CDs | $ | 1,560,988 | 58% | $ | 316,102 | 92% | $ | 1,877,090 | 62% |

## FSBW


Savings 6%
CDs < $100k 19%
CDs > $100k 23%
NIBD 25%
NOW & IBD 12%
MMDA 14%

**Cost of Deposits: 2.26%**

## PWBK


MMDA 17%
Savings 1%
CDs < $100k 1%
CDs > $100k 6%
NIBD 23%
NOW & IBD 51%

**Cost of Deposits: 2.18%**

## Pro Forma[1]


Savings 6%
MMDA 15%
NOW & IBD 17%
CDs < $100k 17%
CDs > $100k 21%
NIBD 25%

**Cost of Deposits: 2.25%**

*Source: S&P Capital IQ Pro, bank-level data as of the quarter ended 12/31/2025*
*Note: All dollars in thousands*
*(1) Excludes merger adjustments*

# FRANCHISE GROWTH

## Total Assets ($B)


$2.29B
$2.63B
$2.97B
$3.03B
$3.20B
$3.20B
2021
2022
2023
2024
2025
Q1 2026

## Tangible Common Equity ($M) (1)


$241
$226
$244
$278
$294
$300
2021
2022
2023
2024
2025
Q1 2026

## Total Net Loans ($B) (2)


$1.85B
$2.21B
$2.43B
$2.53B
$2.67B
$2.62B
2021
2022
2023
2024
2025
Q1 2026

## Total Deposits ($B)


$1.92B
$2.13B
$2.52B
$2.34B
$2.67B
$2.64B
2021
2022
2023
2024
2025
Q1 2026

Source: Company documents
(1) Non-GAAP financial measure
(2) Includes loans held for sale

1ST SECURITY BANK

FS BANCORP, INC.

# INCOME STATEMENT TRENDS

## Net Income ($M)



$37.4
$29.6
$36.1
$35.0
$33.3
$7.8
2021
2022
2023
2024
2025
Q1 2026

## Total Revenues ($M)



$160
$140
$120
$100
$80
$60
$40
$20
$0
$124.1
$122.4
$143.8
$144.7
$152.7
$37.9
2021
2022
2023
2024
2025
Q12026
Net Interest Income
Noninterest Income

## Total Noninterest Expense ($M)



$76.2
$79.2
$93.7
$97.6
$102.0
$25.5
2021
2022
2023
2024
2025
Q1 2026

Source: Company documents

# SELECTED PERFORMANCE RATIO TRENDS

## ROAA


1.71%
1.18%
1.27%
1.18%
1.06%
0.99%
2021
2022
2023
2024
2025
Q1 2026

## ROAE


15.74%
11.66%
14.36%
12.22%
10.96%
10.03%
2021
2022
2023
2024
2025
Q1 2026

## EfficiencyRatio


61.41%
64.70%
65.20%
67.45%
66.81%
67.25%
2021
2022
2023
2024
2025
Q1 2026

## Net Interest Margin


4.13%
4.46%
4.48%
4.30%
4.33%
4.31%
2021
2022
2023
2024
2025
Q1 2026

Source: Company documents

# NONINTEREST INCOME

## Noninterest Income ($M)


$37.5
$18.1
$20.5
$21.6
$22.3
$5.4
2021
2022
2023
2024
2025
Q1 2026

## Noninterest Income Composition[1]


BOLI
4.8%
Other
12.7%
Gain on sale
of loans
44.1%
Service
charges and
fee income
38.4%

(1) Quarter ended March 31, 2026

# NONINTEREST EXPENSE

## Noninterest Expense ($M)


$76.2
$79.2
$93.7
$97.6
$102.0
$25.5
2021
2022
2023
2024
2025
Q1 2026

## Noninterest Expense Composition(1)


Occupancy
7.4%
Data processing
6.1%
Loan costs
3.5%
Professional fees
4.0%
FDIC Insurance
2.5%
Other
5.1%
(2)
Operations
13.2%
Salaries and
benefits
58.2%

(1) Quarter ended March 31, 2026
(2) Other = marketing and advertising, acquisition cost, amortization of core deposit intangible and recovery of servicing rights

# BUILDING STOCKHOLDER VALUE

## Diluted Earnings Per Share


$4.37
$3.70
$4.56
$4.36
$4.29
$1.02
2021
2022
2023
2024
2025
Q1 2026

## Book Value Per Share


$30.75
$30.42
$34.36
$38.26
$41.55
$42.42
2021
2022
2023
2024
2025
Q1 2026

Source: Company documents

# SEGMENT REPORTING ANALYSIS

Mortgage Banking
Commercial & Consumer

## Net Interest Income


$5.1
$69.0
$8.3
$78.3
$10.9
$93.4
$11.6
$111.7
$9.8
$113.3
$2.9
$29.6
2021
2022
2023
2024
2025
Q1 2026

## Noninterest Expense


$19.7
$56.5
$19.5
$59.7
$19.9
$73.8
$20.0
$77.6
$20.5
$81.5
$4.6
$20.9
2021
2022
2023
2024
2025
Q1 2026

## Noninterest Income


$29.0
$8.5
$7.9
$10.2
$10.1
$10.4
$12.3
$9.2
$12.3
$10.0
$2.9
$2.5
2021
2022
2023
2024
2025
Q1 2026

## Net Income


$15.6
$21.8
$(1.4)
$31.0
$0.3
$35.7
$2.2
$32.8
$2.0
$31.3
$6.7
$1.1
2021
2022
2023
2024
2025
Q1 2026

Source: Company Documents
Note: Dollar amounts in millions

# DISCIPLINED CREDIT CULTURE

- The Company employs Board and Committee oversight and reporting, with the Chief Risk Officer, Chief Compliance Officer, SVP and Director of Internal Audit reporting directly to the Audit Committee
- FSBW has a disciplined underwriting approach with generally standard LTV and DSC coverage requirements with firm concentration limits and designated focused lending channels
  - Construction and Development (C&D) Weighted Average LTV = 64.2% (as of March 31, 2026)
  - Commercial Real Estate (CRE) Weighted Average LTV= 56.3% (as of March 31, 2026)
- Loans greater than $10 million are reported to the Asset Quality Committee, while loans between $20 million and $35 million require approval from the Senior Loan Committee
- The legal lending limit is $76.6 million while the in-house limit is $35 million
- The CRE and C&D portfolios are stressed on a quarterly basis with a third-party review of the commercial portfolio conducted on an annual basis

## Historical NCOs / Avg. Loans


0.06%
0.07%
0.09%
0.21%
0.34% *
0.32%
2021
2022
2023
2024
2025
Q1 2026

* nine basis points attributable to a single commercial construction loan charge-off

# ASSETS WITH SHORT-TERM REPRICING

**Assets Repricing – Three Months or less ($M)**

- Assets repricing within three months or less as of March 31, 2026, were $852.4 million, or 26.6% of total assets


Muni Swaps
$60,000
1.9%
CRE Swaps
$40,484
1.3%
HFS Mtg
$56,274
1.8%
Int Bear Cash
$26,278
0.8%
AFS Invest
$59,269
1.8%
Adjustable loans
$610,116
19.0%

Source: Company documents

# LOAN PORTFOLIO SUMMARY

## Gross Loans and Loan Yield ($B) (1)


$1.88B
$2.24B
$2.46B
$2.56B
$2.69B
$2.71B
5.15%
5.54%
6.50%
6.67%
6.91%
6.91%
2021
2022
2023
2024
2025
Q1 2026

## Loan Composition at March 31, 2026

Total Gross Loans (excl. loans held for sale): $2.7B


Non-owner occupied commercial real estate 7%
WH lending 1%
(2)
Commercial and speculative construction and development 14%
Residential custom construction 2%
Home equity 3%
CRE owner occupied 7%
Commercial and Industrial 12%
One-to-four-family (excludes loans held for sale) 24%
Indirect home improvement and other consumer 20%
(3)
Multi-family 10%

(1) Loans including loans held for sale
(2) WH = Warehouse
(3) Other consumer includes marine loans

# CONSUMER LENDING

## Q1 2026 Highlights

- Primarily home improvement and marine, UCC-2 or title secured
- Offered on an indirect basis and largely automated (with underwriter verification)
- $583 million outstanding as of Q1 2026:
  - $28 million in dealer originations
  - $23 million, or 83%, with the top 10 dealers
  - Average outstanding portfolio yield of 8.08%, up from 8.01% in Q4 2025

## Q1 2026 Dealer Production by State


Massachusetts 2.3%
Montana 2.0%
New Hampshire 1.1%
Utah 4.5%
Texas 1.2%
Nevada 1.8%
Minnesota 3.6%
Colorado 4.2%
Arizona 1.3%
Idaho 3.9%
Washington 36.7%
California 16.0%
Oregon 21.4%

## 2009 vs. Q1 2026 Portfolio Credit Quality


2009
Q1 2026
15.21%
2.13%
23.76%
12.65%
61.03%
85.22%
<680
680-719
720+
FICO Scores

## Consumer Portfolio Characteristics


Auto + Recreational 0.0%
Other 0.3%
Solar 2.8%
Marine 11.1%
Indirect Home Improvement 85.7%

Source: Company documents

# COMMERCIAL BUSINESS LENDING

## Q1 2026 Commercial & Industrial (C&I)

- C&I commitments: $720.3 million at March 31, 2026
- Outstanding balances were $504.9 million at March 31, 2026, compared to $505.4 million at December 31, 2025
- The $0.5 million of quarter over sequential quarter decrease in outstanding balances was attributed to decreases of $10.0 million in warehouse lending and increases of $6.2 million in CRE owner occupied and $3.4 million in C&I

## Year over Year Commercial & Industrial (C&I)

- Outstanding balances were $504.9 million at March 31, 2026, compared to $455.8 million at March 31, 2025
- The $49.1 million of year over year increase in outstanding balances is attributable to increases of $2.2 million in Warehouse lending, $17.3 million in CRE owner occupied and $29.5 million in C&I loans

## Q1 2026 Product Mix ($M)


C&I Loans
$304,470
60.3%
C&I - RE Owner Occupied Loans
$182,260
36.1%
Const. WH
$18,138
3.6%
Mtg. WH
$6
0.0%

Source: Company documents

# CONSTRUCTION & DEVELOPMENT LENDING

**Q1 2026 Highlights**

- Overall construction: $616.7 million committed / $402.8 million outstanding
- 7.82% weighted average coupon rate
- Majority of speculative construction originations were in King County, with a focus on "in-city", infill lending to a select group of relationship customers
- Custom construction originations are widely disbursed throughout our footprint

**Quarterly C&D Loans Outstanding ($M)**



$223.6
$18.1
$230.9
$27.7
$292.2
$45.2
$244.3
$57.1
$289.0
$48.8
$358.7
$44.1
Q1 2021
Q1 2022
Q1 2023
Q1 2024
Q1 2025
Q1 2026
Commercial Speculative Construction & Development
Residential Custom Construction

Source: Company documents

## Home Lending Gain on Sale Revenue as a Percentage of Total Revenue


75.0%
25.0%
93.5%
6.5%
95.3%
4.7%
94.1%
5.9%
94.6%
5.4%
93.7%
6.3%
2021
2022
2023
2024
2025
Q1 2026
Banking Revenue
Home Lending Gain on Sale

## Total Revenues ($M)


$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$86.6
$6.4
$31.1
$104.3
$10.2
$7.9
$123.3
$13.8
$6.7
$123.1
$13.0
$8.6
$130.4
$14.0
$8.3
$32.5
$3.0
$2.4
2021
2022
2023
2024
2025
Q1 2026
Net Interest Income
Other noninterest Income
Gain on Sale

Source: Company documents

# ASSET QUALITY

## Nonperforming Assets ($M)(1) & NPAs/ Assets


$5.8
$9.3
$11.0
$13.6
$18.7
$18.3
0.25%
0.35%
0.35%
0.37%
0.59%
0.57%
2021
2022
2023
2024
2025
Q1 2026

(1) Nonperforming assets consists of nonperforming loans which include nonaccruing loans, foreclosed real estate and other repossessed assets
(2) Excluding HFS loans

## Reserves/Gross Loans(2)


1.46%
1.26%
1.30%
1.26%
1.20%
1.22%
2021
2022
2023
2024
2025
Q1 2026

## Charge-offs & Recoveries ($000's)


$756
$1,058
$1,248
$1,834
$1,578
$706
$(1,793)
$(2,465)
$(3,476)
$(7,127)
$(10,464)
$(2,850)
2021
2022
2023
2024
2025
Q1 2026
Charge-offs
Recoveries

# DEPOSIT COMPOSITION AND GROWTH

**Q1 2026 Product Mix**

**Total Deposits: $2.6 billion**


Brokered deposits
$327,414
12%
Checking
$839,484
32%
(1)
Certificates of deposit
$923,801
35%
Money market & Savings
$546,877
21%

**Total Deposits ($B) and Cost of Deposits (%)**


$1.92B
$2.13B
$2.52B
$2.34B
$2.67B
$2.64B
0.38%
0.47%
1.53%
2.18%
2.23%
2.23%
2021
2022
2023
2024
2025
Q1 2026

(1) Includes noninterest-bearing checking, interest-bearing checking and escrow accounts related to mortgages serviced

# CAPITAL STRATEGY

**Franchise Growth**

- Continued organic asset growth across our diverse group of lending channels
- Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital
- Continued investment in the Bank's business lending platform and small business administration lending
- Focus on core deposit generation to fund asset growth

**Dividends**

- Regular dividend reflects a 28.4% payout ratio compared to diluted earnings per share in the first quarter
- 53rd consecutive quarterly cash dividend of $0.29 per share

**Shareholder Value**

- Continued focus on increasing shareholder value through our business plan execution
- Tangible book value per share increased $0.96 to $40.61 at March 31, 2026

# APPENDIX – NON-GAAP RECONCILIATION

1ST SECURITY BANK

FS BANCORP, INC.

# RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – EQUITY

## Non-GAAP Financial Measures

This presentation contains the tangible book value per share, a non-GAAP financial measure. Tangible common stockholders' equity is calculated by excluding intangible assets from stockholders' equity. For this financial measure, the Company's intangible assets are goodwill and core deposit intangible. Tangible book value per share is calculated by dividing tangible common shareholders' equity by the number of common shares outstanding. The Company believes that this non-GAAP measure is consistent with the capital treatment utilized by the investment community, which excludes intangible assets from the calculation of risk-based capital ratios and presents this measure to facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors.

| *($ in 000's)* | March 31, 2026 | December 31, 2025 | September 30, 2025 | June 30, 2025 | March 31, 2025 |
|---|---|---|---|---|---|
| ***Tangible Book Value Per Share:*** | | | | | |
| Stockholders' equity | $ 313,852 | $ 307,694 | $ 300,511 | $ 297,203 | $ 298,840 |
| Goodwill and core deposit intangible, net | (13,366) | (14,110) | (14,876) | (15,663) | (16,471) |
| Tangible common stockholders' equity | $ 300,486 | $ 293,584 | $ 285,635 | $ 281,540 | $ 282,369 |
| | | | | | |
| Common shares outstanding at end of period | 7,398,571 | 7,404,548 | 7,432,359 | 7,515,480 | 7,639,844 |
| | | | | | |
| Common stockholders' equity (book value) per share (GAAP) | $ 42.42 | $ 41.55 | $ 40.43 | $ 39.55 | $ 39.12 |
| Tangible common stockholders' equity (tangible book value)[1] | $ 40.61 | $ 39.65 | $ 38.43 | $ 37.46 | $ 36.96 |
| | | | | | |
| ***Tangible Common Equity Ratio:*** | | | | | |
| Total Assets | $ 3,203,515 | $ 3,196,847 | $ 3,208,825 | $ 3,176,013 | $ 3,066,078 |
| Goodwill and core deposit intangible, net | (13,366) | (14,110) | (14,876) | (15,663) | (16,471) |
| Tangible assets | $ 3,190,149 | $ 3,182,737 | $ 3,193,949 | $ 3,160,350 | $ 3,049,607 |
| | | | | | |
| Common Equity | $ 313,852 | $ 307,694 | $ 300,511 | $ 297,203 | $ 298,840 |
| | | | | | |
| Common equity ratio (GAAP) | 9.80% | 9.62% | 9.37% | 9.36% | 9.75% |
| Tangible common equity ratio (non-GAAP) | 9.42% | 9.22% | 8.94% | 8.91% | 9.26% |

[1]Per share (non-GAAP)

*Source: Press Release*

# CONTACT INFORMATION

**Vickie Jarman**
vickiej@fsbwa.com
**Chief HR/WOW! Officer, EVP**
**(425) 697-8019**

**Matt Mullet**
mattm@fsbwa.com
**President, FS Bancorp, Inc.**
**President & CEO, 1st Security Bank**
**(425) 697-8026**

**Shana Allen**
shanaa@fsbwa.com
**Chief Information Officer, EVP**
**(425) 697-8001**

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043